Exhibit 10 (b8-1)

AMENDMENT TO THE
CAPITOL BANCORP, LTD.
EMPLOYEE SAVINGS AND STOCK OWNERSHIP PLAN
AMENDMENT NUMBER 27

    The Capitol Bancorp, Ltd. Employee Savings and Stock Ownership Plan is hereby amended effective January 1, 2006 adding the following participating employer at the end of the list contained:

Name of Employer	Type of Entity	State of Organization	Date of Participation

Fort Collins Commerce Bank	Bank	Colorado	1/1/2006

Dated: January 1, 2006	CAPITOL BANCORP LIMITED By: /s/ Cristin Reid English Cristin Reid English Chief Operating Officer

Dated: January 1, 2006	FORT COLLINS COMMERCE BANK By: /s/ Mark Kross Mark Kross President

Exhibit 10 (b8-2)

AMENDMENT TO THE
CAPITOL BANCORP, LTD.
EMPLOYEE SAVINGS AND STOCK OWNERSHIP PLAN
AMENDMENT NUMBER 28

    The Capitol Bancorp, Ltd. Employee Savings and Stock Ownership Plan is hereby amended effective January 1, 2006 adding the following participating employer at the end of the list contained:

Name of Employer	Type of Entity	State of Organization	Date of Participation

Bank of Belleville	Bank	Illinois	1/1/2006

Dated: January 1, 2006	CAPITOL BANCORP LIMITED By: /s/ Cristin Reid English Cristin Reid English Chief Operating Officer

Dated: January 1, 2006	BANK OF BELLEVILLE By: /s/ Kevin Pesko Kevin Pesko President

Exhibit 10 (b8-3)

AMENDMENT TO THE
CAPITOL BANCORP, LTD.
EMPLOYEE SAVINGS AND STOCK OWNERSHIP PLAN
AMENDMENT NUMBER 29

    The Capitol Bancorp, Ltd. Employee Savings and Stock Ownership Plan is hereby amended effective January 1, 2006 adding the following participating employer at the end of the list contained:

Name of Employer	Type of Entity	State of Organization	Date of Participation

Summit Bank of Kansas City	Bank	Missouri	1/1/2006

Dated: January 1, 2006	CAPITOL BANCORP LIMITED By: /s/ Cristin Reid English Cristin Reid English Chief Operating Officer

Dated: January 1, 2006	SUMMIT BANK OF KANSAS CITY By: /s/ Rick Viar Rick Viar President

Exhibit 10 (b8-4)

AMENDMENT TO THE
CAPITOL BANCORP, LTD.
EMPLOYEE SAVINGS AND STOCK OWNERSHIP PLAN
AMENDMENT NUMBER 30

    The Capitol Bancorp, Ltd. Employee Savings and Stock Ownership Plan is hereby amended effective January 1, 2006 adding the following participating employer at the end of the list contained:

Name of Employer	Type of Entity	State of Organization	Date of Participation

Bank of Santa Barbara	Bank	California	1/1/2006

Dated: January 1, 2006	CAPITOL BANCORP LIMITED By: /s/ Cristin Reid English Cristin Reid English Chief Operating Officer

Dated: January 1, 2006	BANK OF SANTA BARBARA By: /s/ Andy Clark Andy Clark President

Exhibit 10 (b8-5)

AMENDMENT TO THE
CAPITOL BANCORP, LTD.
EMPLOYEE SAVINGS AND STOCK OWNERSHIP PLAN
AMENDMENT NUMBER 31

    The Capitol Bancorp, Ltd. Employee Savings and Stock Ownership Plan is hereby amended effective January 1, 2006 adding the following participating employer at the end of the list contained:

Name of Employer	Type of Entity	State of Organization	Date of Participation

Bank of San Francisco	Bank	California	1/1/2006

Dated: January 1, 2006	CAPITOL BANCORP LIMITED By: /s/ Cristin Reid English Cristin Reid English Chief Operating Officer

Dated: January 1, 2006	BANK OF SAN FRANCISCO By: /s/ Ed Obuchowski Ed Obuchowski President

Exhibit 10 (b8-6)

AMENDMENT TO THE
CAPITOL BANCORP, LTD.
EMPLOYEE SAVINGS AND STOCK OWNERSHIP PLAN
AMENDMENT NUMBER 32

    The Capitol Bancorp, Ltd. Employee Savings and Stock Ownership Plan is hereby amended effective January 1, 2006 adding the following participating employer at the end of the list contained:

Name of Employer	Type of Entity	State of Organization	Date of Participation

Capitol Wealth, Inc.	Holding Company	North Carolina	1/1/2006

Dated: January 1, 2006	CAPITOL BANCORP LIMITED By: /s/ Cristin Reid English Cristin Reid English Chief Operating Officer

Dated: January 1, 2006	CAPITOL WEALTH, INC. By: /s/ Bob Hogan Bob Hogan President

Exhibit 10 (b8-7)

AMENDMENT TO THE
CAPITOL BANCORP, LTD.
EMPLOYEE SAVINGS AND STOCK OWNERSHIP PLAN
AMENDMENT NUMBER 33

    The Capitol Bancorp, Ltd. Employee Savings and Stock Ownership Plan is hereby amended effective January 1, 2006 adding the following participating employer at the end of the list contained:

Name of Employer	Type of Entity	State of Organization	Date of Participation

Commerce Bank of Southwest Florida	Bank	Florida	1/1/2006

Dated: January 1, 2006	CAPITOL BANCORP LIMITED By: /s/ Cristin Reid English Cristin Reid English Chief Operating Officer

Dated: January 1, 2006	COMMERCE BANK OF SOUTHWEST FLORIDA By: /s/ Mark Morris Mark Morris President and CEO

Exhibit 10 (b8-8)

AMENDMENT TO THE
CAPITOL BANCORP, LTD.
EMPLOYEE SAVINGS AND STOCK OWNERSHIP PLAN
AMENDMENT NUMBER 34

    The Capitol Bancorp, Ltd. Employee Savings and Stock Ownership Plan is hereby amended effective February 21, 2006 adding the following participating employer at the end of the list contained:

Name of Employer	Type of Entity	State of Organization	Date of Participation

Community Bank of Rowan	Bank	North Carolina	2/21/2006

Dated: February 21, 2006	CAPITOL BANCORP LIMITED By: /s/ Cristin Reid English Cristin Reid English Chief Operating Officer

Dated: February 21, 2006	COMMUNITY BANK OF ROWAN By: /s/ Bruce Jones Bruce Jones President

Exhibit 10 (b8-9)

AMENDMENT TO THE
CAPITOL BANCORP, LTD.
EMPLOYEE SAVINGS AND STOCK OWNERSHIP PLAN
AMENDMENT NUMBER 35

    The Capitol Bancorp, Ltd. Employee Savings and Stock Ownership Plan is hereby amended effective April 27, 2006 adding the following participating employer at the end of the list contained:

Name of Employer	Type of Entity	State of Organization	Date of Participation

Asian Bank of Arizona	Bank	Arizona	4/27/2006

Dated: April 27, 2006	CAPITOL BANCORP LIMITED By: /s/ Cristin Reid English Cristin Reid English Chief Operating Officer

Dated: April 27, 2006	ASIAN BANK OF ARIZONA By: /s/ Leslie Gin Leslie Gin President

Exhibit 10 (b8-10)

AMENDMENT TO THE
CAPITOL BANCORP, LTD.
EMPLOYEE SAVINGS AND STOCK OWNERSHIP PLAN
AMENDMENT NUMBER 36

    The Capitol Bancorp, Ltd. Employee Savings and Stock Ownership Plan is hereby amended effective June 21, 2006 adding the following participating employer at the end of the list contained:

Name of Employer	Type of Entity	State of Organization	Date of Participation

Bank of Valdosta	Bank	Georgia	6/21/2006

Dated: June 21, 2006	CAPITOL BANCORP LIMITED By: /s/ Cristin Reid English Cristin Reid English Chief Operating Officer

Dated: June 21, 2006	BANK OF VALDOSTA By: /s/ Matthew Stanaland Matthew Stanaland President

Exhibit 10 (b8-11)

AMENDMENT TO THE
CAPITOL BANCORP, LTD.
EMPLOYEE SAVINGS AND STOCK OWNERSHIP PLAN
AMENDMENT NUMBER 37

    The Capitol Bancorp, Ltd. Employee Savings and Stock Ownership Plan is hereby amended effective June 21, 2006 adding the following participating employer at the end of the list contained:

Name of Employer	Type of Entity	State of Organization	Date of Participation

Sunrise Bank of Atlanta	Bank	Georgia	6/21/2006

Dated: June 21, 2006	CAPITOL BANCORP LIMITED By: /s/ Cristin Reid English Cristin Reid English Chief Operating Officer

Dated: June 21, 2006	SUNRISE BANK OF ATLANTA By: /s/ Charles Green Charles Green President

Exhibit 10 (b8-12)

AMENDMENT TO THE
CAPITOL BANCORP, LTD.
EMPLOYEE SAVINGS AND STOCK OWNERSHIP PLAN
AMENDMENT NUMBER 38

    The Capitol Bancorp, Ltd. Employee Savings and Stock Ownership Plan is hereby amended effective July 1, 2006 adding the following participating employer at the end of the list contained:

Name of Employer	Type of Entity	State of Organization	Date of Participation

Evansville Commerce Bank	Bank	Indiana	7/1/2006

Dated: July 1, 2006	CAPITOL BANCORP LIMITED By: /s/ Cristin Reid English Cristin Reid English Chief Operating Officer

Dated: July 1, 2006	EVANSVILLE COMMERCE BANK By: /s/ Thomas Austerman Thomas Austerman President

Exhibit 10 (b8-13)

AMENDMENT TO THE
CAPITOL BANCORP, LTD.
EMPLOYEE SAVINGS AND STOCK OWNERSHIP PLAN
AMENDMENT NUMBER 39

    The Capitol Bancorp, Ltd. Employee Savings and Stock Ownership Plan is hereby amended effective July 1, 2006 adding the following participating employer at the end of the list contained:
Name of Employer	Type of Entity	State of Organization	Date of Participation

Bank of Everett	Bank	Washington	7/1/2006

Dated: July 1, 2006	CAPITOL BANCORP LIMITED By: /s/ Cristin Reid English Cristin Reid English Chief Operating Officer

Dated: July 1, 2006	BANK OF EVERETT By: /s/ Michael Deller Michael Deller President & CEO

Exhibit 10 (b8-14)

AMENDMENT TO THE
CAPITOL BANCORP, LTD.
EMPLOYEE SAVINGS AND STOCK OWNERSHIP PLAN
AMENDMENT NUMBER 40

    The Capitol Bancorp, Ltd. Employee Savings and Stock Ownership Plan is hereby amended effective November 2, 2006 adding the following participating employer at the end of the list contained:

Name of Employer	Type of Entity	State of Organization	Date of Participation

Ohio Commerce Bank	Bank	Ohio	11/2/2006

Dated: November 2, 2006	CAPITOL BANCORP LIMITED By: /s/ Cristin Reid English Cristin Reid English Chief Operating Officer

Dated: November 2, 2006	OHIO COMMERCE BANK By: /s/ Gary Vacarro Gary Vacarro President

Exhibit 10 (b8-15)

AMENDMENT TO THE
CAPITOL BANCORP, LTD.
EMPLOYEE SAVINGS AND STOCK OWNERSHIP PLAN
AMENDMENT NUMBER 41

    The Capitol Bancorp, Ltd. Employee Savings and Stock Ownership Plan is hereby amended effective October 2, 2006 adding the following participating employer at the end of the list contained:

Name of Employer	Type of Entity	State of Organization	Date of Participation

Bank of Maumee	Bank	Ohio	10/2/2006

Dated: October 2, 2006	CAPITOL BANCORP LIMITED By: /s/ Cristin Reid English Cristin Reid English Chief Operating Officer

Dated: October 2, 2006	BANK OF MAUMEE By: /s/ Lee Dunn Lee Dunn President

Exhibit 10 (b8-16)

AMENDMENT TO THE
CAPITOL BANCORP, LTD.
EMPLOYEE SAVINGS AND STOCK OWNERSHIP PLAN
AMENDMENT NUMBER 42

    The Capitol Bancorp, Ltd. Employee Savings and Stock Ownership Plan is hereby amended effective October 18, 2006 adding the following participating employer at the end of the list contained:

Name of Employer	Type of Entity	State of Organization	Date of Participation

1st Commerce Bank	Bank	Nevada	10/18/2006

Dated: October 18, 2006	CAPITOL BANCORP LIMITED By: /s/ Cristin Reid English Cristin Reid English Chief Operating Officer

Dated: October 18, 2006	1st COMMERCE BANK By: /s/ Al Gourrier Al Gourrier President